Exhibit 10.1

Supplementary Agreement for Grant Contract of State-Owned Land Use Right

Parties of the supplementary agreement:

Party A: Wuqing Branch of Tianjin Municipal Land and Resources Administrative Bureau

Party B: Tianjin Tianshi Life Resources Co., Ltd

Party C: Tianjin Tianshi Life Science Co., Ltd

According to Article 25 of “Grant Contract of State-Owned Land Use Right” (hereinafter referred to as “Grant Contract”) and Article 49 of “Grant Contract”, both parties agreed with following clauses:

1.
Party A approved the Joint Construction Project about two parcels of lands located at Xinyuan Road owned by Party B (with register numbers of JINWU 2005062 and JINWU 2005063, land areas of 171161.7㎡ and 163102.2㎡, land use right of industrial land, use expire dates at August 2, 2055 and November 20, 2056 respectively) and one parcel of land located at Xinyuan Road owned by Party C ( with register number of JINWU 200561, land area of 165069.7㎡, land use right of industrial land and use expire date at August 2, 2055), the total land area of Joint Construction is 499333.6㎡.

2.
Party A agreed to divide the land of joint construction into seven parcels which pursuant to the construction requirement. Party B has land use rights of No. ONE parcel of land (with land area of 151207.7㎡) and No. TWO parcel of land (with land area of 108764.9㎡); Party C has land use rights of No. THREE parcel of land (with land area of 30112.9㎡), No. FOUR parcel of land (with land area of 84644.4㎡), No. FIVE parcel of land (with land area of 37676.8㎡), No. SIX parcel of land (with land area of 18462.1㎡) and No. SEVEN parcel of land (with land area of 67892.2㎡).

3.
According to “ Notes of Planning and Design Condition” No.2008130 and No,2008092 which issued by Wuqing Planning and Design Bureau, conditions for the use of land by Party B changed to following contents respectively:

No. ONE parcel of land:

●	Land use right: Industrial Land;
●	Area of land utilization: 151207.7㎡;
●	Plot ratio: no less than 0.6;
●	Site coverage: 30-45%;
●	For detailed information of other notes of condition, please refer to “Notes of Planning and Design Condition (Industrial item)” (No. 2008130).

No. TWO parcel of land:

●	Land use right: Scientific Research and Education Land;
●	Area of land utilization: 108764.9㎡;
●	Plot ratio: no less than 0.6-1.6;
●	Site coverage: no more than 30%;
●	Greenery coverage rate: no more than 35%;
●	For detailed information of other notes of condition, please refer to “Notes of Planning and Design Condition for the land located at Xinyuan Road” (No. 2008092).

4.
According to “ Notes of Planning and Design Condition” No.2008091, No.2008090, No.2008095, No 2008094 and No.2008093 which issued by Wuqing Planning and Design Bureau, the conditions for the use of land by Party C changed to following contents respectively:

No. THREE parcel of land:

●	Land use right: Scientific Research and Education Land;
●	Area of land utilization: 30112.9㎡;
●	Plot ratio: no less than 0.7-1.7;
●	Site coverage: no more than 30%;
●	Greenery coverage rate: no more than 35%;
●	For detailed information of other notes of condition, please refer to “Notes of Planning and Design Condition for the land located at Xinyuan Road” (No. 2008091).

No. FOUR parcel of land:

●	Land use right: Scientific Research and Education Land;
●	Area of land utilization: 84644.4㎡;
●	Plot ratio: no less than 0.2-1.0;
●	Site coverage: no more than 30%;
●	Greenery coverage rate: no more than 35%;
●	For detailed information of other notes of condition, please refer to “Notes of Planning and Design Condition for the land located at Xinyuan Road” (No. 2008090).

No. FIVE parcel of land:

●	Land use right: Scientific Research and Education Land;
●	Area of land utilization: 37676.8㎡;
●	Plot ratio: no less than 1.0-2.0;

●	Site coverage: no more than 30%;
●	Greenery coverage rate: no more than 35%;
●	For detailed information of other notes of condition, please refer to “Notes of Planning and Design Condition for the land located at Xinyuan Road” (No. 2008095).

No. SIX parcel of land:

●	Land use right: Scientific Research and Education Land;
●	Area of land utilization: 18462.1㎡;
●	Plot ratio: no less than 0.6-1.6;
●	Site coverage: no more than 30%;
●	Greenery coverage rate: no more than 35%;
●	For detailed information of other notes of condition, please refer to “Notes of Planning and Design Condition for the land located at Xinyuan Road” (No. 2008094).

No. SEVEN parcel of land:

●	Land use right: Scientific Research and Education Land;
●	Area of land utilization: 67892.2㎡;
●	Plot ratio: no less than 0.6-1.6;
●	Site coverage: no more than 30%;
●	Greenery coverage rate: no more than 35%;
●	For detailed information of other notes of condition, please refer to “Notes of Planning and Design Condition for the land located at Xinyuan Road” (No. 2008093).

5.	The land use right expire date of above seven parcels of land was changed to August 2, 2055.

6.	The Joint Construction shall be finished before July 1, 2010, and shall apply for Final Acceptance of Construction.

7.	Party B agreed to pay the additional part of land use right leasing fee about RMB 41,022,061 within thirty days after signed this agreement.

8.	Party C agreed to pay the additional part of land use right leasing fee about RMB155,188,088.5 within thirty days after signed this agreement.

9.	The least clauses of “Grant Contract” shall executive according to the original contract, except the clauses concerned in this agreement.

10.	This Supplementary Agreement shall have same legal force with the “Grant Contract”.

11.	This Supplementary Agreement is in sextuplicate, each party shall hold two copies.

12.	This Supplementary Agreement shall come into effect upon the signatures of both parties’ legal representatives.

Party A: Wuqing Branch of Tianjin Municipal Land and Resources Administrative Bureau

Legal Representative:

/s/ Liu Wen Shen

Party B: Tianjin Tianshi Life Resources Co., Ltd

Legal Representative:

/s/ Yi Qun Wu

Party C: Tianjin Tianshi Life Science Co., Ltd

Legal Representative:

/s/ Yi Qun Wu